                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: March 1, 2002                                /s/ Robert W. Staley
      -------                                      ----------------------
                                                   Director

                                POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: March 1, 2002                                  /s/ Robert Ripp
      -------                                        ------------------
                                                     Director

                                POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: March 1, 2002                               /s/ Dominic J. Frederico

      -------                                     -------------------------
                                                  Director

                                POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: March 1, 2002                                /s/ Michael G. Atieh
      -------                                      --------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Gary M. Stuart
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Bruce L. Crockett
       -------                                     ---------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Dermot F. Smurfit
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Peter Menikoff
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Robert M. Hernandez
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Thomas J. Neff
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Donald Kramer
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ John A. Krol
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Sidney F. Wentz
       -------                                     ---------------------------
                                                   Director

                               POWER OF ATTORNEY

      The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Philip V. Bancroft and Peter N. Mear, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 1, 2002                               /s/ Walter A. Scott
       -------                                     ---------------------------
                                                   Director